Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 551,098,000
Previously Paid Amount	76,106.63
Total Fee Amount	76,106.63
Total Offset Amount	0
Net Fee	$ 0